VANGUARD/
WINDSOR FUND

Semiannual Report - April 30, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

        We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

        But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

        They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                  [PHOTO]

John C. Bogle            John J. Brennan
Senior Chairman          Chairman & CEO

CONTENTS

A MESSAGE TO OUR SHAREHOLDERS ............   1
THE MARKETS IN PERSPECTIVE ...............   5
REPORT FROM THE ADVISER ..................   7
PERFORMANCE SUMMARY ......................   9
PORTFOLIO PROFILE ........................  10
FINANCIAL STATEMENTS .....................  12

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

The U.S. stock market's record-shattering rise continued during the six months ended April 30, 1998, the first half of Vanguard/Windsor Fund's 1998 fiscal year. Your Fund earned +17.6% in the period, a return that, while superb on an absolute basis and fully competitive with our peers, fell short of the remarkable gain in the overall market.

        The adjacent table compares Windsor's total return (capital change plus reinvested dividends) for the six-month period with those of the average value (growth and income) mutual fund and the unmanaged Standard & Poor's 500 Composite Stock Price Index, which is dominated by large-capitalization stocks.

----------------------------------------------
                               TOTAL RETURNS
                             SIX MONTHS ENDED
                              APRIL 30, 1998
----------------------------------------------
Vanguard/Windsor Fund            +17.6%
----------------------------------------------
Average Value Fund               +17.9%
----------------------------------------------
S&P 500 Index                    +22.5%
----------------------------------------------

        The Fund's return is based on a decrease in net asset value from $19.55 per share on October 31, 1997, to $19.50 per share on April 30, 1998, with the latter figure adjusted for a dividend of $0.12 per share paid from net investment income and a distribution of $2.88 per share paid from net realized capital gains. Both payments were made on December 17, 1997.

THE PERIOD IN REVIEW

The U.S. economy's performance during the six months ended April 30 was, quite simply, astounding. After growing by nearly 4% in 1997, the economy expanded at a 4.8% annual pace in the January-March period, even though a stronger U.S. dollar and economic turmoil in Asia began to crimp U.S. exports and to boost sales of imported goods. The nation's unemployment rate fell to 4.3% in April, its lowest level in more than 28 years. Remarkably, the strong job market and robust economic growth did not push up prices; key inflation measures actually showed a slowing in price increases.

        Financial markets flourished in this ideal environment. Interest rates declined by roughly 20 basis points (0.20 percentage point) on balance during the six months, engendering modest price increases in bonds. The Lehman Brothers Aggregate Bond Index, a good measure of the overall taxable bond market, returned +3.6%. The yield on 3-month U.S. Treasury bills was 4.97% on April 30, nearly one-quarter percentage point below the 5.20% level at which it began the half-year.

        In the stock market, investor confidence--some would say overconfidence--was evident, as prices surged despite lackluster growth in corporate profits and uncertainty about how Asia's financial and economic woes would affect the U.S. economy. The S&P 500 Index rose every month of the period, and its six-month total return of +22.5% was equal to approximately two years' worth of returns at the stock market's long-term annual average of about +11%.

        In such gaudy company, Windsor Fund's +17.6% return admittedly appears somewhat pale, although it was in line with the +17.9% earned by the average value fund. The main reason that Windsor--and its value peers, for that matter--trailed the Index was that large-cap growth stocks dominated the S&P 500's performance during the period. The Index's growth component earned +25.1%, fully one-quarter more than the +19.8% return on its value component. Although growth stocks--those selling at relatively high prices in relation to such measures as book value, dividends, and past earnings--have held sway for most of the past three years, we note that over very long periods, returns on value and growth stocks have been remarkably similar. Though we have no idea when the tide will turn, we fully expect that value stocks will "return to fight again."

        During the period, we were hurt in comparison with the S&P 500 Index by our relatively large stakes in cyclical stocks--those whose earnings are considered to be especially vulnerable to an economic slowdown, which some investors are anticipating. We were overweighted versus the Index in three cyclical sectors whose returns lagged the overall market: materials & processing (23% of the Fund on average versus 6% of the Index), auto & transportation (10% versus 4%), and producer durables (13% versus 4%). Also, returns on our stock selections lagged the market return within the materials & processing and health-care sectors, which more than offset our good stock selection in the auto and utilities groups.

        The long-standing investment strategy followed by the Fund's adviser, Wellington Management Company, is to take relatively large positions in stocks and industry sectors that are currently out of favor with most investors. This strategy has often resulted in returns that diverge significantly from the returns of the overall market over periods of a year or even longer. In addition, the general level of stock prices can move substantially over short periods--and not always on the upside. Given these wide interim variations in market leadership, to say nothing of wide variations in market levels, Windsor Fund shareholders--and investors in stock funds generally--should maintain a long-term horizon.

IN SUMMARY

Stock investors have enjoyed truly historic gains in recent years. The S&P 500 Index produced a cumulative return just shy of +130% in the three years ended April 30, 1998, an annualized return of +32%--nearly three times the long-term annual return on U.S. stocks. Such outsized returns cannot be expected to continue indefinitely. Indeed, investors in stocks are sure to encounter downturns--possibly severe ones--from time to time.

        Because the risks of stocks--like their returns--can be sizable, we recommend that investors hold balanced portfolios of stock funds, bond funds, and money market funds in proportions suitable to each person's financial situation, investment goals, and attitude toward risk. Such a balanced portfolio should help investors to "stay the course" toward their investment objectives, whether the financial markets provide smooth or stormy sailing.


/s/ JOHN C. BOGLE                         /s/ JOHN J. BRENNAN

John C. Bogle                             John J. Brennan
Senior Chairman                           Chairman and
                                          Chief Executive Officer
May 12, 1998

Notice To Shareholders

At a special meeting on May 1, 1998, shareholders of Vanguard/Windsor Fund overwhelmingly approved five proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes the Fund pays annually by more than $1.6 million. Approved by 97.84% of the shares voted, as follows:

          -----------------------------------------------------------
                 FOR                 AGAINST              ABSTAIN
          -----------------------------------------------------------
             764,637,561            8,316,973            8,557,149
          -----------------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. Permits Windsor Fund to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your Fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 95.84% of the shares voted, as follows:

          -----------------------------------------------------------
                 FOR                 AGAINST              ABSTAIN
          -----------------------------------------------------------
             748,974,361            19,625,341           12,911,981
          -----------------------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 93.96% of the shares voted, as follows:

          -----------------------------------------------------------
                 FOR                 AGAINST              ABSTAIN
          -----------------------------------------------------------
             734,337,719           32,561,305           14,612,660
          -----------------------------------------------------------

2c. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change eliminated a Fund policy of avoiding investments in securities that are owned in certain amounts by Directors, officers, and key advisory personnel. This policy was well-intentioned but wrongly focused and unnecessary in light of the Fund's Code of Ethics and other regulatory protections against conflicts of interest on the part of Fund management. Approved by 95.19% of the shares voted, as follows:

          -----------------------------------------------------------
                 FOR                 AGAINST              ABSTAIN
          -----------------------------------------------------------
             743,939,195           24,139,563           13,432,926
          -----------------------------------------------------------

                                                        (continued on next page)

2d. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN ASSESSABLE SECURITIES. This change eliminated a long-standing, arcane Fund policy of not purchasing assessable securities. Such securities are not a factor in today's world of publicly traded securities, where the Fund's investments are focused. Approved by 95.50% of the shares voted, as follows:

          -----------------------------------------------------------
                 FOR                 AGAINST              ABSTAIN
          -----------------------------------------------------------
             746,377,274           21,770,503           13,363,906
          -----------------------------------------------------------

THE MARKETS IN PERSPECTIVE
Six Months Ended April 30, 1998

Financial markets, it is said, don't like surprises. But when the surprises are positive--remarkably strong economic growth coupled with conspicuously tame inflation--the markets seem to cope quite nicely. So it was during the half-year ended April 30, when the good times kept rolling for U.S. stock and bond markets. The stock market produced half-year returns that would have been excellent even for a full year. The bond market, helped by lower interest rates, generated solid returns.

        Plentiful jobs--the nation's unemployment rate fell in April to a 28-year low of 4.3%--and rising wages clearly put American households in a buying mood. (The stock market's big gains, by pumping up millions of families' investment accounts, certainly didn't dampen spirits either.) With strong spending by consumers leading the way, the U.S. economy grew at an annual rate of about 4%, even after adjusting for inflation.

        Although most economists believe that sustained growth in excess of 3% is bound to be inflationary, evidence to support the theory has been scarce of late. Consumer prices rose just 0.6% during the six months, and the Consumer Price Index was up a relatively benign 1.4% for the 12 months ended April 30, 1998. Wholesale prices declined 1.2% during the past year. Stiff competitive pressure, including an increasing flow of imported products and materials, appears to be keeping the lid on prices, despite the bubbling economy.

---------------------------------------------------------------------------------------------
                                                                   TOTAL RETURNS
                                                           PERIODS ENDED APRIL 30, 1998
                                                   ------------------------------------------
                                                    6 MONTHS         1 YEAR         5 YEARS*
---------------------------------------------------------------------------------------------
EQUITY
    S&P 500 Index                                     22.5%           41.1%           23.2%
    Russell 2000 Index                                11.9            42.4            18.5
    MSCI EAFE Index                                   15.6            19.2            10.4
---------------------------------------------------------------------------------------------
FIXED INCOME
    Lehman Aggregate Bond Index                        3.6%           10.9%            6.9%
    Lehman 10-Year Municipal Bond Index                2.5             9.0             6.6
    Salomon Brothers Three-Month
       U.S. Treasury Bill Index                        2.6             5.3             4.9
---------------------------------------------------------------------------------------------
OTHER
    Consumer Price Index                               0.6%            1.4%            2.4%
---------------------------------------------------------------------------------------------
*Annualized.

        Economic troubles in Asia--where currency and banking crises are afflicting several nations--have resulted in lower prices for many imported goods and are being blamed by some U.S. companies for cutting into profits. But Asia's problems haven't spooked U.S. consumers and investors, and have only slightly slowed the domestic economy's powerful momentum.

U.S. EQUITY MARKETS

Wall Street sprinted to record heights during the half-year. The gains were broad-based, although the big blue chip stocks again led the way.
Large-capitalization stocks, as represented by the S&P 500 Index, returned 22.5%, nearly double the 11.9% return on the small-cap Russell 2000 Index.

        Lower interest rates supported stock prices by making interest-bearing investments relatively less attractive to investors looking for a place to put new cash. The good inflation news helped, too. Even so, the size of the market's gains was surprising in light of an evident slowing in the growth rate for corporate profits. Since November, analysts have been reducing their estimates of future corporate earnings, and actual profits reported for the January-March quarter were only modestly above those of first-quarter 1997. If corporate earnings growth does not accelerate, stocks may lose some of their allure.

        Health-care stocks were the market's best-performing sector during the period, as a number of hot-selling new drugs and exciting potential therapies heightened interest in pharmaceutical companies. Also, some health-maintenance organization stocks rebounded from depressed levels. The only sectors that didn't post double-digit gains during the half-year were integrated oil companies (up 9.5%) and the "other energy" group, which includes oil-services and exploration firms (down 3.5%). Lower energy prices--a key factor in inflation's good behavior--explained the weakness in energy stocks.

U.S. FIXED-INCOME MARKETS

Fixed-income investors earned the coupon rates on their bonds during the half-year, and saw a modest rise in the prices of their holdings, thanks to declining interest rates. The Lehman Aggregate Bond Index, a good measure of the overall market for taxable bonds, provided a 3.6% return for the six months, bringing its total return over the past 12 months to 10.9%, a superb inflation-adjusted return of 9.5%. The yield on the benchmark 30-year U.S. Treasury bond decreased from 6.15% on October 31, 1997, to 5.95% on April 30. A rate decline of 20 basis points in the face of such strong economic growth was possible because inflation--the enemy of the fixed-income investor--was so weak during the six months.

        Short-term interest rates also declined, although the Federal Reserve Board made no policy changes. The yield on 3-month U.S. Treasury bills fell from 5.20% on October 31 to 4.97% on April 30, at least partly because it became clear that the federal government would run a sizable budget surplus, which will reduce the Treasury's need to borrow and, therefore, reduce the supply of new Treasury securities.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets were even hotter than Wall Street during the first half of fiscal 1998, while most Asian markets declined in U.S. dollar terms. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index gained 15.6% in U.S. dollar terms. The Index returned 21.3% in local currency terms, but a generally stronger U.S. dollar cut the result for U.S. investors.

        European markets were buoyed by a variety of factors and rose 33.6% in local-currency terms. The dollar's gains against European currencies diminished the return for U.S. investors only slightly to a still-exceptional 29.2%. The markets benefited from signs that the economic slump on the continent is ending, from evidence that corporate managements are adopting a U.S.-style emphasis on adding shareholder value, and from increasing confidence that the planned adoption of the euro--a single European currency--would begin as planned in January 1999.

        The Pacific region's experience was very different. Although some emerging markets (Malaysia, Thailand, South Korea) rebounded from their lows, stock returns for the region on balance fell 8.8% in U.S.-dollar terms. Japan, by far the Pacific Rim's largest market, was beset by economic recession and dropped 10.0%, while Hong Kong fell 9.6%. Investors in Tokyo were decidedly unimpressed with the Japanese government's program for reviving the economy and dealing with the problems of the nation's banking system.

        Emerging markets, as a group, returned 5.6% in dollar terms. Gains in Greece (50.0%), Hungary (30.1%), Brazil (16.6%), and Argentina (13.7%) more than offset weakness in Asian emerging markets, most notably Indonesia (down a stunning 61.4%).

REPORT FROM THE ADVISER

Vanguard/Windsor Fund's return during the first half of the fiscal year trailed the S&P 500 Index's return, 17.6% to 22.5%, and essentially matched the 17.4% return of the average growth and income fund (not including S&P 500 Index funds). When the period is broken into fiscal quarters, the results are what you see at right.

-----------------------------------------------------------------------------
                                                    TOTAL RETURNS
                                                 THREE MONTHS ENDED
                                       --------------------------------------
                                        JANUARY 31, 1998      APRIL 30, 1998
-----------------------------------------------------------------------------
Vanguard/Windsor Fund                         2.4%                 14.9%
-----------------------------------------------------------------------------
S&P 500 Index                                 7.6%                 13.8%
-----------------------------------------------------------------------------
Average Growth and
 Income Fund*                                 4.5%                 12.4%
-----------------------------------------------------------------------------
*Excludes S&P 500 Index Funds.

        Our relatively poor first quarter reflects the impact of the Asian financial and economic crisis on the Fund, particularly our overweighted position in cyclical stocks, which underperformed in this period. In the second quarter, the market became more comfortable with cyclicals, and we had a chance to recoup some of the first-quarter shortfall. Our noncyclical concentrations were, for the most part, good relative performers for the six-month period, e.g., financials, telephone, and cable stocks.

        For the 28 months since we took the reins of the Fund at the beginning of 1996, we rank third of the sixteen largest actively managed growth, growth-and-income, and capital appreciation mutual funds, while trailing the S&P, +77.0% versus +88.7%.

        The S&P 500's price/earnings ratio--now at 24.4 times estimated 1998 earnings--continues to be surprisingly high. The long-term average P/E ratio for the Index is about 15. Even when adjusted for the relatively low level of interest rates, the current P/E is about 15%-20% higher than the level that the historical relationship with long-term interest rates would indicate. There are many who argue that interest rates are headed lower, which would better justify current stock prices. But we doubt rates are going lower. The domestic economy is too strong for that, even when the full impact of the Asian crisis is felt later this year. We expect the economy to continue to grow at an annual pace of 3%-plus, even after subtracting 1 percentage point for Asia. Our forecast assumes that consumer spending, which accounts for two-thirds of our economy, will grow in line with increases in disposable income, which is expanding at a 4% rate, after adjusting for inflation.

        Growth could be faster than we expect if there is also a "wealth effect" on consumer spending from the booming stock market and lofty mortgage refinancing activity. If the economy continues to grow at 3% or better, wage inflation will pick up, unless labor productivity accelerates. But figures for the January-March quarter show that productivity is improving at only a 0.2% pace and that unit-labor costs rose at a 3.8% annual rate for the second quarter in a row. This is clearly problematic and will show up in higher inflation at the consumer level, in the form of downward pressure on corporate profits, or both. We think these concerns have to get to the stock market at some point, especially with the P/E ratio so high.

        So, if the market is headed lower, what is our strategy? In a broad way, we are counting on the relative cheapness of our stocks to cushion the downside if and when the market finally corrects. Our holdings are trading at prices equal to about 16 times our estimates of 1998 earnings, a 35% discount to the market's P/E. Our P/E is an even-lower 13--and the discount an even-greater 45%--when based on the earnings that we actually use for our price targets (the difference in earnings calculations is mostly based on the adding back of goodwill amortization, a phony charge against earnings).

        Also, while we are still fully invested, as is our commitment--with 96% of our assets in equities, to be precise--we have, at the margin, been buying more defensive merchandise, as the market has moved further away from fair value as we see it. In the past two or three months, this defensive posture has been manifested by a new 2% position in real estate investment trusts (REITs) and a 3% addition to our energy position. Importantly, though, while we are looking for defensive names, we insist that they have an "offensive" aspect. We will continue to pass on consumer nondurables, local telephone companies, electric utilities, and other overpriced "sleep well" stocks, where the total-return-to-P/E relationship doesn't make sense to us. Thus, while the REITs we've bought yield 5.5%-7%, they are also growing 10% annually. And the energy addition is mostly in domestic companies whose production is tilted toward natural gas, which our analysis pegs as the most dynamic part of the oil patch.

        Our goal remains to deliver to you a full plate of equities that can generate unusual returns, and whose return prospects outweigh the underlying investment risks.

Charles T. Freeman, Portfolio Manager
Wellington Management Company, LLP

May 13, 1998


INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing common stocks that are generally misunderstood, out of favor, or undervalued by fundamental measures such as price/earnings ratio or dividend yield. The adviser will concentrate a large portion of the Fund's assets in those securities it believes offer the best return potential.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely, so an investment in the Fund could lose money.

WINDSOR FUND
TOTAL INVESTMENT RETURNS: OCTOBER 31, 1977-APRIL 30, 1998
---------------------------------------------------------------------
                            WINDSOR FUND                     S&P 500
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
---------------------------------------------------------------------
1978              6.2%          5.0%          11.2%            6.3%
1979             13.5           6.0           19.5            15.3
1980             17.2           7.0           24.2            32.1
1981             11.1           6.9           18.0             0.6
1982             14.2           7.0           21.2            16.3
1983             25.3           7.3           32.6            27.8
1984              9.6           6.9           16.5             6.3
1985             16.6           6.7           23.3            19.4
1986             22.8           6.5           29.3            33.2
1987              2.7           1.9            4.6             6.4
1988             18.9           8.1           27.0            14.8
1989             11.9           5.2           17.1            26.4
1990            -31.8           3.9          -27.9            -7.5
1991             35.7           9.0           44.7            33.5
1992              4.3           5.0            9.3            10.0
1993             24.6           3.7           28.3            14.9
1994              3.7           2.6            6.3             3.9
1995             14.2           3.6           17.8            26.4
1996             19.6           3.6           23.2            24.1
1997             24.3           2.7           27.0            32.1
1998*            16.9           0.7           17.6            22.5
---------------------------------------------------------------------

*Six months ended April 30, 1998.

See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*
-----------------------------------------------------------------------------------------------------------------------
                                                                                                10 YEARS
                                 INCEPTION                                       --------------------------------------
                                   DATE           1 YEAR         5 YEARS          CAPITAL        INCOME         TOTAL
-----------------------------------------------------------------------------------------------------------------------
Windsor Fund                    10/23/1958        33.05%         19.91%           12.12%          4.34%         16.46%
-----------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
Windsor Fund

This Profile provides a snapshot of the Fund's characteristics as of April 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------------
                                            WINDSOR            S&P 500
-----------------------------------------------------------------------
Number of Stocks                                125                500
Median Market Cap                             $8.7B             $44.0B
Price/Earnings Ratio                          16.7x              24.4x
Price/Book Ratio                               2.5x               4.4x
Yield                                          1.3%               1.5%
Return on Equity                              13.9%              21.3%
Earnings Growth Rate                          13.3%              16.2%
Foreign Holdings                               8.2%               1.9%
Turnover Rate                                  44%*                 --
Expense Ratio                                0.28%*                 --
Cash Reserves                                  3.7%                 --

*Annualized.

INVESTMENT FOCUS
-----------------------------------------------------------------------

[GRAPH]


VOLATILITY MEASURES
-----------------------------------------------------------------------
                                            WINDSOR            S&P 500
-----------------------------------------------------------------------
R-Squared                                      0.67               1.00
Beta                                           0.78               1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------
Citicorp                                                      5.9%
First Union Corp.                                             4.1
Rhone-Poulenc SA                                              3.7
Columbia/HCA Healthcare Corp.                                 3.5
Aluminum Co. of America                                       3.2
AT&T Corp.                                                    2.8
The Boeing Co.                                                2.8
Delta Air Lines, Inc.                                         2.7
Caterpillar, Inc.                                             2.7
Burlington Resources, Inc.                                    2.5
------------------------------------------------------------------
Top Ten                                                      33.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
-----------------------------------------------------------------------------------------------------------------
                                                APRIL 30, 1997                         APRIL 30, 1998
                                         ------------------------------------------------------------------------
                                                   WINDSOR                   WINDSOR                     S&P 500
                                         ------------------------------------------------------------------------
Auto & Transportation                                12.4%                     8.0%                        3.2%
Consumer Discretionary                                1.5                      0.4                         9.9
Consumer Staples                                      0.0                      0.0                        10.4
Financial Services                                   20.5                     21.7                        18.4
Health Care                                           1.9                     12.7                        11.8
Integrated Oils                                       6.8                      4.0                         6.8
Other Energy                                          3.3                      6.4                         1.2
Materials & Processing                               25.1                     19.5                         5.8
Producer Durables                                     7.4                     12.0                         4.0
Technology                                           12.3                      4.4                        12.6
Utilities                                             7.8                      7.0                        10.2
Other                                                 1.0                      3.9                         5.7
-----------------------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalization above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile, because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
April 30, 1998 (unaudited)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
WINDSOR FUND                                SHARES             (000)
---------------------------------------------------------------------
COMMON STOCKS (94.8%)
---------------------------------------------------------------------
AUTO & TRANSPORTATION (7.5%)
-(1) America West Holdings Corp.
       Class B                           2,692,300        $   81,442
     Chrysler Corp.                      3,836,922           154,196
     Compagnie Generale des
       Establissements Michelin
       B Shares                          7,474,400           470,615
-    Continental Airlines, Inc.
       Class B                             550,600            32,417
(1)  Delta Air Lines, Inc.               5,374,861           624,828
     Ford Motor Co.                      4,932,653           225,977
     The Goodyear Tire &
       Rubber Co.                          180,400            12,628
-    Northwest Airlines Corp.
       Class A                           2,898,700           152,182
                                                          -----------
                                                           1,754,285
                                                          -----------
CONSUMER DISCRETIONARY (0.4%)
-    BJ's Wholesale Club, Inc.             372,000            14,903
-(1) HomeBase, Inc.                      2,487,900            20,836
(1)  Unisource Worldwide, Inc.           4,920,200            62,425
                                                          -----------
                                                              98,164
                                                          -----------
FINANCIAL SERVICES (20.6%)
     Allstate Corp.                        544,500            52,408
     CIGNA Corp.                         2,321,700           480,447
(1)  Camden Property Trust REIT          2,450,100            71,819
     Canadian Imperial Bank
       of Commerce                       4,665,700           165,341
     Citicorp                            9,133,500         1,374,592
     Equity Residential Properties
       Trust REIT                        3,124,900           153,511
     First Union Corp.                  15,916,498           960,959
(1)  Golden West Financial Corp.         5,221,100           549,847
(1)  IPC Holdings Ltd.                   1,689,700            54,704
     Liberty Property Trust REIT         3,747,200            95,788
     NationsBank Corp.                   4,997,218           378,539
(1)  The PMI Group Inc.                  2,092,600           170,024
     PartnerRe Ltd.                      2,116,200           105,942
     Washington Federal Inc.               143,220             4,028
     Washington Mutual, Inc.             2,279,043           159,675
                                                          -----------
                                                           4,777,624
                                                          -----------
HEALTH CARE (12.0%)
     Aetna Inc.                          4,789,500           387,051
     Columbia/HCA
       Healthcare Corp.                 24,726,000           814,413
-(1) Foundation Health Systems
       Class A                           7,267,660           210,308
-(1) Pacificare Health Systems Inc.
       Class A                           1,126,300            79,123
-    Pacificare Health Systems Inc.
       Class B                           1,957,500           140,206
     Pharmacia & Upjohn, Inc.            6,762,200           284,435
     Rhone-Poulenc SA ADR               17,480,152           865,268
     Rhone-Poulenc SA Class A              102,071             4,988
                                                          -----------
                                                           2,785,792
                                                          -----------
INTEGRATED OILS (3.8%)
(1)  Cabot Oil & Gas Corp. Class A       2,255,200            52,856
(1)  Lyondell Petrochemical Co.          9,188,803           302,082
     Murphy Oil Corp.                    1,573,200            80,921
     USX-Marathon Group                 12,684,100           454,249
                                                          -----------
                                                             890,108
                                                          -----------
OTHER ENERGY (6.0%)
     Apache Corp.                        5,154,700           182,348
(1)  Burlington Resources, Inc.         12,150,200           571,059
     Diamond Offshore Drilling, Inc.     1,004,000            50,828
-(1) EEX Corp.                           7,445,497            72,128
     Pioneer Natural Resources Co.       2,536,000            60,706
     Transocean Offshore, Inc.           3,497,000           195,395

---------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
                                            SHARES             (000)
---------------------------------------------------------------------
(1)  Ultramar Diamond
       Shamrock Corp.                    5,555,100        $  179,499
     Valero Energy Corp.                 2,832,600            91,705
                                                          -----------
                                                           1,403,668
                                                          -----------
MATERIALS & PROCESSING (18.5%)
(1)  AK Steel Corp.                      6,199,352           130,186
     Abitibi-Consolidated, Inc.         10,000,000           148,750
(1)  Albany International Corp.          2,400,000            68,400
     Alcan Aluminium Ltd.                3,891,900           126,487
     Alumax, Inc.                        2,384,600           117,740
(1)  Aluminum Co. of America             9,553,300           740,381
(1)  Bowater Inc.                        2,897,780           162,095
-(1) Burlington Industries, Inc.         3,986,700            69,767
     Centex Construction
       Products, Inc.                      335,900            12,344
(1)  Century Aluminum Co.                2,000,000            33,875
(1)  Champion International Corp.        6,494,000           349,458
     Deltic Timber Corp.                   538,171            15,372
(1)  Geon Co.                            2,480,000            59,210
(1)  Georgia Gulf Corp.                  3,705,300            95,180
(1)  Georgia Pacific Group               5,858,800           452,226
(1)  IMC Global Inc.                    11,042,280           397,522
-    IMC Global Warrants
       Exp. 12/22/2000                     644,066             2,979
     Jefferson Smurfit Group
       PLC ADR                           2,349,460            86,343
-(1) Kaiser Aluminum &
       Chemical Corp.                    5,929,334            61,887
     Lafarge Corp.                       2,045,800            81,832
(1)  Mississippi Chemical Corp.          1,934,800            35,068
     Owens Corning                         663,000            27,556
     Pechiney SA ADR A                   2,831,628            62,473
(1)  Phosphate Resources
       Partners Ltd.                     8,973,200            59,447
(1)  Reynolds Metals Co.                 6,702,548           442,368
-    Ryerson Tull, Inc. Class A          1,411,100            28,751
-(1) Stone Container Corp.               9,470,000           155,071
     Terra Industries, Inc.              3,165,700            34,031
(1)  The Timber Company                  9,139,900           234,210
                                                          -----------
                                                            4,291,009
                                                          -----------
PRODUCER DURABLES (11.4%)
-    Beazer Homes USA, Inc.                171,900             4,190
     The Boeing Co.                     13,057,500           653,691
(1)  Case Corp.                          7,242,500           460,351
     Caterpillar, Inc.                  10,881,700           619,577
-    CommScope, Inc.                     1,782,500            28,966
     Deere & Co.                         3,527,900           206,162
-(1) General Semiconductor, Inc.         2,912,500            39,865
(1)  Kaufman & Broad
       Home Corp.                        1,977,500            57,471
     Lincoln Electric Co.                  139,200             6,577
     Lincoln Electric Co. Class A          342,100            16,036
(1)  MDC Holdings, Inc.                  1,156,300            19,874
     New Holland NV                      5,193,400           127,238
     Northrop Grumman Corp.              2,123,700           224,449
     Tektronix, Inc.                     1,672,200            71,905
-(1) Toll Brothers, Inc.                 2,175,066            60,630
-(1) U.S. Home Corp.                     1,149,296            47,696
                                                          -----------
                                                           2,644,678
                                                          -----------
TECHNOLOGY (4.1%)
-(1) Advanced Micro Devices, Inc.        9,135,200           253,502
     Avnet, Inc.                           632,000            38,987
-(1) General Instrument Corp.           14,570,000           326,914
(1)  Scientific-Atlanta, Inc.            7,716,400           184,229
-    Seagate Technology                  5,858,216           156,341
                                                          -----------
                                                             959,973
                                                          -----------
UTILITIES (6.7%)
     AT&T Corp.                         10,935,000           656,783
(1)  Comcast Corp. Class A               2,884,900           100,791
     Comcast Corp. Class A Special       5,921,200           212,053
-    Cox Communications Class A          2,787,100           124,374
     MCI Communications Corp.            6,250,000           314,453
     Sprint Corp.                        2,061,500           140,826
                                                          -----------
                                                           1,549,280
                                                          -----------
OTHER (3.8%)
     Kemira Oy ADR                       3,982,500            85,624
     Miscellaneous (3.4%)                                    778,954
                                                          -----------
                                                             864,578
                                                          -----------
---------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $16,486,433)                                     22,019,159
---------------------------------------------------------------------
PREFERRED STOCKS (1.3%)
---------------------------------------------------------------------
     News Corp. Ltd. ADR                 6,666,700           155,417
-    Petroleo Brasileiro SA ADR          5,593,000           140,524
---------------------------------------------------------------------
TOTAL PREFERRED STOCKS
   (COST $243,555)                                           295,941
---------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.2%)
---------------------------------------------------------------------
     Beazer Homes USA, Inc.
       8.00% Cvt. Pfd.                     370,000            12,303
     Continental Airlines, Inc.
       Finance Trust 8.50% Cvt. Pfd.       175,000            21,678
     Owens Corning Capital LLC
       6.50% Cvt. Pfd.                     200,000            10,713
---------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (COST $30,877)                                             44,694
---------------------------------------------------------------------
                                              FACE
                                            AMOUNT
                                             (000)
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.5%)
---------------------------------------------------------------------
COMMERCIAL PAPER
American Express
   Credit Corp.
   5.50%, 5/29/1998                       $100,000            99,572
Associates Corp. NA
   5.51%, 5/12/1998                         75,000            74,874
Chevron USA
   5.50%, 5/14/1998                         35,000            34,930
Ford Motor Credit Co.
   5.50%, 5/22/1998                         50,000            49,840
General Electric Co.
   5.51%, 5/22/1998                        100,000            99,679
General Motors
   Acceptance Corp.
   5.51%, 5/19/1998                        100,000            99,724
International Business Machines
   Credit Corp.
   5.50%, 5/27/1998                         40,000            39,841

---------------------------------------------------------------------
                                              FACE            MARKET
                                            AMOUNT            VALUE*
WINDSOR FUND                                 (000)             (000)
---------------------------------------------------------------------
Merrill Lynch & Co.
   5.51%, 5/29/1998                       $100,000        $   99,571
MetLife Funding Inc.
   5.538%, 5/20/1998                        25,000            24,927
Motorola Inc.
   5.50%, 5/14/1998                         27,989            27,933
   5.51%, 5/18/1998                         20,000            19,948
Procter & Gamble Co.
   5.50%, 5/27/1998                         50,000            49,801
   5.50%, 5/29/1998                         10,000             9,957
Prudential Funding Corp.
   5.50%, 5/15/1998                        100,000            99,786
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.52%, 5/1/1998--Note F                 118,521           118,521
The First Boston Corporation
   (Dated 4/30/1998,
   Repurchase Value $105,972,000,
   Collateralized by U. S. Treasury
   Bond 11.875%, 11/15/2003)
   5.48%, 5/1/1998                         105,956           105,956
---------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $1,054,862)                                       1,054,860
---------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
   (COST $17,815,727)                                      23,414,654
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
---------------------------------------------------------------------
Other Assets--Note C                                          90,873
Liabilities--Note F                                         (284,628)
                                                          -----------
                                                            (193,755)
---------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------
Applicable to 1,190,972,416 outstanding
   $.01 par value shares
   (authorized 1,550,000,000 shares)                      $23,220,899
=====================================================================

NET ASSET VALUE PER SHARE                                     $19.50
=====================================================================

 * See Note A in Notes to Financial Statements.

 - Non-Income-Producing Security.

(1)Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $8,200,654,000.

ADR--American Depositary Receipt.

REIT--Real Estate Investment Trust.

---------------------------------------------------------------------

                                            AMOUNT               PER
                                             (000)             SHARE
---------------------------------------------------------------------
AT APRIL 30, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
Paid in Capital                        $16,003,449            $13.44
Undistributed Net
  Investment Income                         66,128               .06
Accumulated Net
  Realized Gains                         1,552,395              1.30
Unrealized Appreciation--
  Note E                                 5,598,927              4.70
---------------------------------------------------------------------
NET ASSETS                             $23,220,899            $19.50
=====================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------------------------------
                                                                                           WINDSOR FUND
                                                                        SIX MONTHS ENDED APRIL 30, 1998
                                                                                                  (000)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                              $   129,471
    Interest                                                                                     20,676
                                                                                            ------------
       Total Income                                                                             150,147
                                                                                            ------------
EXPENSES
    Investment Advisory Fees--Note B
       Basic Fee                                                                                 13,138
       Performance Adjustment                                                                    (7,553)
    The Vanguard Group--Note C
       Management and Administrative                                                             20,626
       Marketing and Distribution                                                                 2,255
    Taxes (other than income taxes)                                                                 801
    Custodian Fees                                                                                   84
    Auditing Fees                                                                                     5
    Shareholders' Reports                                                                           160
    Annual Meeting and Proxy Costs                                                                  153
    Directors' Fees and Expenses                                                                     21
                                                                                            ------------
       Total Expenses                                                                            29,690
       Expenses Paid Indirectly--Note C                                                          (2,582)
                                                                                            ------------
       Net Expenses                                                                              27,108
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                           123,039
--------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*                                              1,551,224
--------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                     1,871,417
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $3,545,680
========================================================================================================

*Dividend income and realized net gain from affiliated companies were $33,951,000 and $156,333,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------
                                                                                    WINDSOR FUND
                                                                         -------------------------------
                                                                            SIX MONTHS             YEAR
                                                                                 ENDED            ENDED
                                                                         APR. 30, 1998    OCT. 31, 1997
                                                                                 (000)            (000)
--------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                               $      123,039   $      357,653
    Realized Net Gain                                                        1,551,224        3,052,726
    Change in Unrealized Appreciation (Depreciation)                         1,871,417          887,426
                                                                        --------------------------------
       Net Increase in Net Assets Resulting from Operations                  3,545,680        4,297,805
                                                                        --------------------------------
DISTRIBUTIONS
    Net Investment Income                                                     (126,869)        (402,197)
    Realized Capital Gain                                                   (3,044,991)      (1,237,831)
                                                                        --------------------------------
       Total Distributions                                                  (3,171,860)      (1,640,028)
                                                                        --------------------------------
CAPITAL SHARE TRANSACTIONS1
    Issued                                                                     819,446        2,267,286
    Issued in Lieu of Cash Distributions                                     3,015,358        1,562,364
    Issued in Exchange for Net Assets of Gemini II--Note G                          --          263,239
    Redeemed                                                                (1,665,794)      (1,913,647)
                                                                        --------------------------------
       Net Increase from Capital Share Transactions                          2,169,010        2,179,242
--------------------------------------------------------------------------------------------------------
    Total Increase                                                           2,542,830        4,837,019
--------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                     20,678,069       15,841,050
                                                                        --------------------------------
    End of Period                                                          $23,220,899      $20,678,069
========================================================================================================
1Shares Issued (Redeemed)
    Issued                                                                      44,774          123,045
    Issued in Lieu of Cash Distributions                                       180,344           92,396
    Issued in Exchange for Net Assets of Gemini II--Note G                          --           13,730
    Redeemed                                                                   (92,001)        (103,790)
                                                                        --------------------------------
       Net Increase in Shares Outstanding                                      133,117          125,381
========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------------------------
                                                                                     WINDSOR FUND
                                                                                YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED      -----------------------------------------------------------
THROUGHOUT EACH PERIOD                    APRIL 30, 1998        1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $19.55      $16.99       $15.55       $14.55       $14.95       $12.37
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                            .11         .36          .43          .44          .44          .37
    Net Realized and Unrealized Gain
        on Investments                              2.84        3.94         2.85         1.86          .42         2.98
                                                   ----------------------------------------------------------------------
        Total from Investment Operations            2.95        4.30         3.28         2.30          .86         3.35
                                                   ----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income            (.12)       (.41)        (.46)        (.44)        (.37)        (.39)
    Distributions from Realized Capital Gains      (2.88)      (1.33)       (1.38)        (.86)        (.89)        (.38)
                                                   ----------------------------------------------------------------------
        Total Distributions                        (3.00)      (1.74)       (1.84)       (1.30)       (1.26)        (.77)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $19.50      $19.55       $16.99       $15.55       $14.55       $14.95
=========================================================================================================================

TOTAL RETURN                                      17.64%      27.04%       23.16%       17.80%        6.35%       28.29%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $23,221     $20,678      $15,841      $13,008      $11,406      $10,537
    Ratio of Total Expenses to
        Average Net Assets                        0.28%*       0.27%        0.31%        0.45%        0.45%        0.40%
    Ratio of Net Investment Income to
        Average Net Assets                        1.14%*       1.89%        2.75%        3.01%        3.11%        2.68%
    Portfolio Turnover Rate                         44%*         61%          34%          32%          34%          25%
    Average Commission Rate Paid                  $.0572      $.0576       $.0579          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard/Windsor Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

      2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the six months ended April 30, 1998, the advisory fee represented an effective annual basic rate of 0.12% of the Fund's average net assets before a decrease of $7,553,000 (0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At April 30, 1998, the Fund had contributed capital of $1,324,000 to Vanguard (included in Other Assets), representing 6.6% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

      Vanguard has asked the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the six months ended April 30, 1998, these arrangements reduced the Fund's expenses by $2,582,000 (an annual rate of 0.02% of average net assets).

D. During the six months ended April 30, 1998, the Fund purchased $4,660,834,000 of investment securities and sold $5,837,762,000 of investment securities, other than temporary cash investments.

E. At April 30, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $5,598,927,000, consisting of unrealized gains of $5,915,632,000 on securities that had risen in value since their purchase and $316,705,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to brokers/dealers at April 30, 1998, was $112,328,000, for which the Fund held cash collateral of $118,521,000. Cash collateral received is invested in repurchase agreements.

G. On June 19, 1997, the Fund acquired Gemini II Fund's net assets pursuant to an agreement approved by Gemini II Fund's shareholders on June 18, 1997. The acquisition was accomplished by a tax-free exchange of 13,730,319 of the Fund's capital shares for the 9,232,207 outstanding Gemini II Fund shares on June 19, 1997. Gemini II Fund's net assets of $263,239,000, including $57,791,000 of unrealized appreciation, were combined with Windsor Fund's net assets of $19,820,772,000, resulting in combined net assets of $20,084,011,000 on the merger date.

DIRECTORS AND OFFICERS


JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS


RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS


R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.



       "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's
                        500," and "500" are trademarks of
      The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating
         to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                            VANGUARD FAMILY OF FUNDS

STOCK FUNDS

Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
  Aggressive Growth Portfolio
  Capital Opportunity Portfolio
  Global Equity Portfolio
Index Trust
  500 Portfolio
  Extended Market Portfolio
  Growth Portfolio
  Mid Capitalization Stock
   Portfolio
  Small Capitalization Growth
   Stock Portfolio
  Small Capitalization Stock
   Portfolio
  Small Capitalization Value
   Stock Portfolio
  Total Stock Market Portfolio
  Value Portfolio
Institutional Index Fund
International Equity Index Fund
  Emerging Markets Portfolio
  European Portfolio
  Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
  Energy Portfolio
  Gold & Precious Metals
   Portfolio
  Health Care Portfolio
  REIT Index Portfolio
  Utilities Income Portfolio
Tax-Managed Fund
  Capital Appreciation
   Portfolio
  Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
  U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

MONEY MARKET FUNDS

Admiral Funds
  U.S. Treasury Money Market
   Portfolio
Money Market Reserves
  Federal Portfolio
  Prime Portfolio
Municipal Bond Fund
  Money Market Portfolio
State Tax-Free Funds
  (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio

BOND FUNDS

Admiral Funds
  Intermediate-Term U.S.
   Treasury Portfolio
  Long-Term U.S. Treasury
   Portfolio
  Short-Term U.S. Treasury
   Portfolio
Bond Index Fund
  Intermediate-Term Bond
   Portfolio
  Long-Term Bond Portfolio
  Short-Term Bond Portfolio
  Total Bond Market Portfolio
Fixed Income Securities Fund
  GNMA Portfolio
  High Yield Corporate Portfolio
  Intermediate-Term Corporate
   Portfolio
  Intermediate-Term U.S.
   Treasury Portfolio
  Long-Term Corporate
   Portfolio
  Long-Term U.S. Treasury
   Portfolio
  Short-Term Corporate
   Portfolio
  Short-Term Federal Portfolio
  Short-Term U.S. Treasury
   Portfolio
Municipal Bond Fund
  High-Yield Portfolio
  Insured Long-Term Portfolio
  Intermediate-Term Portfolio
  Limited-Term Portfolio
  Long-Term Portfolio
  Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
  (CA, FL, NJ, NY, OH, PA)

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
Horizon Fund
  Global Asset Allocation
   Portfolio
LifeStrategy Portfolios
  Conservative Growth
   Portfolio
  Growth Portfolio
  Income Portfolio
  Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
  Balanced Portfolio
Wellesley Income Fund
Wellington Fund


Q222-4/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

VANGUARD/
WINDSOR II

Semiannual Report - April 30, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

      We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

      But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

      They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                       [PHOTO]

John C. Bogle                 John J. Brennan
Senior Chairman               Chairman & CEO

CONTENTS

A MESSAGE TO OUR SHAREHOLDERS . . . . . . . . . . . . . .      1
THE MARKETS IN PERSPECTIVE  . . . . . . . . . . . . . . .      5
REPORT FROM THE ADVISER . . . . . . . . . . . . . . . . .      7
PERFORMANCE SUMMARY . . . . . . . . . . . . . . . . . . .      9
PORTFOLIO PROFILE . . . . . . . . . . . . . . . . . . . .     10
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . .     12

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

      The U.S. stock market's record-shattering rise continued during the six months ended April 30, 1998, the first half of Vanguard/Windsor II's fiscal year. Your Fund's record was superb, as we earned a total return of +21.8% for the six months, far ahead of our average competitor and just a bit behind the Standard & Poor's 500 Composite Stock Price Index.

      The adjacent table compares the Fund's total return (capital change plus reinvested dividends) for the six months with those of the average value (growth and income) mutual fund and the unmanaged S&P 500 Index, which is dominated by large-capitalization stocks.

--------------------------------------------------
                                    TOTAL RETURNS
                                  SIX MONTHS ENDED
                                   APRIL 30, 1998
--------------------------------------------------
Vanguard/Windsor II                    +21.8%
--------------------------------------------------
Average Value Fund                     +17.9%
--------------------------------------------------
S&P 500 Index                          +22.5%
--------------------------------------------------

      The Fund's return is based on an increase in its net asset value from $29.36 per share on October 31, 1997, to $32.69 per share on April 30, 1998, with the latter figure adjusted for the reinvestment of a dividend of $0.46 per share paid from net investment income and a distribution of $2.19 per share paid from net capital gains realized in 1997.

THE PERIOD IN REVIEW

The U.S. economy's performance during the six months ended April 30 was, quite simply, astounding. After growing by nearly 4% in 1997, the economy expanded at a 4.8% annual pace in the January-March period, even though a stronger U.S. dollar and economic turmoil in Asia began to crimp U.S. exports and to boost sales of imported goods. The nation's unemployment rate fell to 4.3% in April, its lowest level in more than 28 years. Yet a strong job market and robust economic growth did not push up prices; key inflation measures actually showed a slowing in price increases.

      Financial markets flourished in this ideal environment. Interest rates declined by roughly 20 basis points (0.20%) on balance during the six months, engendering modest price increases in bonds. The Lehman Brothers Aggregate Bond Index, a good measure of the overall taxable bond market, returned +3.6%. The yield on 3-month U.S. Treasury bills was 4.97% on April 30, nearly one-quarter percentage point below the 5.20% level at which it began the half-year.

      In the stock market, investor confidence--some would say overconfidence--was evident, as prices surged despite lackluster growth in corporate profits and uncertainty about how Asia's financial and economic woes would affect the U.S. economy. The S&P 500 Index rose in every month of the period, and its six-month total return of +22.5% was equal to approximately two years' worth of returns at the stock market's long-term annual average of about +11%.

      Windsor II did nearly as well, earning +21.8%, a return that was nearly 4 percentage points higher than the +17.9% earned by the average value fund. Our performance was particularly gratifying in light of the market's strong bias toward large growth stocks during the period. The growth component of the S&P 500 Index earned +25.1%, fully one-quarter more than the +19.8% return on the Index's value stocks, which resemble Windsor II's holdings far more closely.

      Although growth stocks--those selling at relatively high prices in relation to such measures as book value, dividends, and past earnings--have held sway for most of the past three years, we note that, over very long periods, returns on value and growth stocks have been remarkably similar. Though we have no idea when the tide will turn, we fully expect that value stocks will "return to fight again."

      Our tiny shortfall in relation to the S&P 500 Index was due primarily to our heavier stake in energy stocks, which accounted during the period for about 12% of the Fund's assets, versus an 8% weighting in the Index. Weak oil prices hurt the performance of integrated oil companies and other energy stocks during the six months. Our advisers' excellent stock selection was a factor in our margin of superiority over competing value funds. Another factor was the stock market's pronounced bias toward big stocks. Large-cap issues, as represented by the S&P 500 Index, returned +22.5% during the period, some 40% above the +15.8% return earned by the rest of the stock market, as measured by the Wilshire 4500 Equity Index. The average value fund had a considerably larger commitment to mid- and small-cap stocks than Windsor II.

-----------------------------------------------------------
                                      TOTAL ASSETS MANAGED
                                      AS OF APRIL 30, 1998
                                      --------------------
                                      $ MILLION   PERCENT
-----------------------------------------------------------
Barrow, Hanley, Mewhinney
  & Strauss, Inc.                     $20,397       68%
Equinox Capital Management, Inc.        2,966       10
Tukman Capital Management, Inc.         2,925       10
Vanguard Core Management Group          1,696        6
Cash Reserves*                          1,771        6
-----------------------------------------------------------
Total                                 $29,755      100%
-----------------------------------------------------------

*Index futures are used so that the performance of cash reserves mimics that of common stocks. Each adviser also may maintain a modest cash reserve.

      The Fund's philosophy is to invest in a diversified group of stocks that on balance have below-average prices in relation to earnings and dividends. Four advisers, each of whom has full discretion in investing a portion of the Fund's assets, select our holdings. The adjacent table shows the allocation of assets to each adviser as of April 30, 1998.

      Like most equity mutual funds, Windsor II maintains a modest cash reserve, in part to accommodate redemptions of shares. Because stocks generally provide higher returns than cash investments over long periods, such cash holdings can serve as a drag on long-term returns. To avoid this drag, your Fund began in December to use equity index futures contracts to give its cash pool the performance of common stocks. This practice enables Windsor II to simulate full investment in stocks while keeping cash on hand to meet any redemptions. We believe this change will improve returns over the long run, although it should lead to a slight increase in the Fund's share-price fluctuations.

IN SUMMARY

Stock investors have enjoyed historic gains in recent years. The S&P 500 Index produced a cumulative return just shy of +130% in the three years ended April 30, 1998, an annualized rate of +32%--three times the stock market's long-term rate of return. Such outsized returns cannot be expected to continue indefinitely. Indeed, investors in stocks are sure to encounter downturns--possibly severe ones--from time to time.

      Because the risks of stocks--like their returns--can be sizable, we recommend that investors hold balanced portfolios of stock funds, bond funds, and money market funds in proportions suitable to each person's financial situation, investment goals, and attitude toward risk. Such a balanced portfolio should help investors to "stay the course" toward their investment objectives, whether the financial markets provide smooth or stormy sailing.



/s/ JOHN C. BOGLE                         /s/ JOHN J. BRENNAN

John C. Bogle                             John J. Brennan
Senior Chairman                           Chairman and
                                          Chief Executive Officer
May 13, 1998


Notice to Shareholders

At a special meeting on May 1, 1998, shareholders of Vanguard/Windsor II overwhelmingly approved five proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes the Fund pays annually by more than $1.9 million. Approved by 96.48% of the shares voted, as follows:

                ------------------------------------------------
                        FOR          AGAINST        ABSTAIN
                ------------------------------------------------
                    518,902,916     8,356,171     10,552,739
                ------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. Permits Windsor II to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your Fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 94.10% of the shares voted, as follows:

                ------------------------------------------------
                        FOR          AGAINST        ABSTAIN
                ------------------------------------------------
                    506,103,665     17,298,699    14,409,462
                ------------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 92.94% of the shares voted, as follows:

                ------------------------------------------------
                        FOR          AGAINST        ABSTAIN
                ------------------------------------------------
                    499,861,173     21,575,623    16,375,030
                ------------------------------------------------

                                                        (continued on next page)

2c. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change eliminated a Fund policy of avoiding investments in securities that are owned in certain amounts by Directors, officers, and key advisory personnel. This policy was well-intentioned but wrongly focused and unnecessary in light of the Fund's Code of Ethics and other regulatory protections against conflicts of interest on the part of Fund management. Approved by 93.24% of the shares voted, as follows:

                ------------------------------------------------
                        FOR          AGAINST        ABSTAIN
                ------------------------------------------------
                    501,437,763     21,233,642    15,140,420
                ------------------------------------------------

2d. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN ASSESSABLE SECURITIES. This change eliminated a long-standing, arcane Fund policy of not purchasing assessable securities. Such securities are not a factor in today's world of publicly traded securities, where the Fund's investments are focused. Approved by 93.53% of the shares voted, as follows:

                ------------------------------------------------
                        FOR          AGAINST        ABSTAIN
                ------------------------------------------------
                    503,016,644     18,086,307    16,708,875
                ------------------------------------------------

THE MARKETS IN PERSPECTIVE
Six Months Ended April 30, 1998

Financial markets, it is said, don't like surprises. But when the surprises are positive--remarkably strong economic growth coupled with conspicuously tame inflation--the markets seem to cope quite nicely. So it was during the half-year ended April 30, when the good times kept rolling for U.S. stock and bond markets. The stock market produced half-year returns that would have been excellent even for a full year. The bond market, helped by lower interest rates, generated solid returns.

      Plentiful jobs--the nation's unemployment rate fell in April to a 28-year low of 4.3%--and rising wages clearly put American households in a buying mood. (The stock market's big gains, by pumping up millions of families' investment accounts, certainly didn't dampen spirits either.) With strong spending by consumers leading the way, the U.S. economy grew at an annual rate of about 4%, even after adjusting for inflation.

      Although most economists believe that sustained growth in excess of 3% is bound to be inflationary, evidence to support the theory has been scarce of late. Consumer prices rose just 0.6% during the six months, and the Consumer Price Index was up a relatively benign 1.4% for the 12 months ended April 30, 1998. Wholesale prices declined 1.2% during the past year. Stiff competitive pressure, including an increasing flow of imported products and materials, appears to be keeping the lid on prices, despite the bubbling economy.

-----------------------------------------------------------------------
                                                   TOTAL RETURNS
                                           PERIODS ENDED APRIL 30, 1998
                                        -------------------------------
                                        6 MONTHS     1 YEAR    5 YEARS*
-----------------------------------------------------------------------
EQUITY
  S&P 500 Index                           22.5%      41.1%      23.2%
  Russell 2000 Index                      11.9       42.4       18.5
  MSCI EAFE Index                         15.6       19.2       10.4
-----------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index              3.6%      10.9%       6.9%
  Lehman 10-Year Municipal Bond Index      2.5        9.0        6.6
  Salomon Brothers Three-Month
   U.S. Treasury Bill Index                2.6        5.3        4.9
-----------------------------------------------------------------------
OTHER
  Consumer Price Index                     0.6%       1.4%       2.4%
-----------------------------------------------------------------------

*Annualized.

      Economic troubles in Asia--where currency and banking crises are afflicting several nations--have resulted in lower prices for many imported goods and are being blamed by some U.S. companies for cutting into profits. But Asia's problems haven't spooked U.S. consumers and investors, and have only slightly slowed the domestic economy's powerful momentum.

U.S. EQUITY MARKETS

Wall Street sprinted to record heights during the half-year. The gains were broad-based, although the big blue chip stocks again led the way.
Large-capitalization stocks, as represented by the S&P 500 Index, returned 22.5%, nearly double the 11.9% return on the small-cap Russell 2000 Index.

      Lower interest rates supported stock prices by making interest-bearing investments relatively less attractive to investors looking for a place to put new cash. The good inflation news helped, too. Even so, the size of the market's gains was surprising in light of an evident slowing in the growth rate for corporate profits. Since November, analysts have been reducing their estimates of future corporate earnings, and actual profits reported for the January-March quarter were only modestly above those of first-quarter 1997. If corporate earnings growth does not accelerate, stocks may lose some of their allure.

      Health-care stocks were the market's best-performing sector during the period, as a number of hot-selling new drugs and exciting potential therapies heightened interest in pharmaceutical companies. Also, some health-maintenance organization stocks rebounded from depressed levels. The only sectors that didn't post double-digit gains during the half-year were integrated oil companies (up 9.5%) and the "other energy" group, which includes oil-services and exploration firms (down 3.5%). Lower energy prices--a key factor in inflation's good behavior--explained the weakness in energy stocks.

U.S. FIXED-INCOME MARKETS

Fixed-income investors earned the coupon rates on their bonds during the half-year, and saw a modest rise in the prices of their holdings, thanks to declining interest rates. The Lehman Aggregate Bond Index, a good measure of the overall market for taxable bonds, provided a 3.6% return for the six months, bringing its total return over the past 12 months to 10.9%, a superb inflation-adjusted return of 9.5%. The yield on the benchmark 30-year U.S. Treasury bond decreased from 6.15% on October 31, 1997, to 5.95% on April 30. A rate decline of 20 basis points in the face of such strong economic growth was possible because inflation--the enemy of the fixed-income investor--was so weak during the six months.

      Short-term interest rates also declined, although the Federal Reserve Board made no policy changes. The yield on 3-month U.S. Treasury bills fell from 5.20% on October 31 to 4.97% on April 30, at least partly because it became clear that the federal government would run a sizable budget surplus, which will reduce the Treasury's need to borrow and, therefore, reduce the supply of new Treasury securities.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets were even hotter than Wall Street during the first half of fiscal 1998, while most Asian markets declined in U.S. dollar terms. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index gained 15.6% in U.S. dollar terms. The Index returned 21.3% in local currency terms, but a generally stronger U.S. dollar cut the result for U.S. investors.

      European markets were buoyed by a variety of factors and rose 33.6% in local-currency terms. The dollar's gains against European currencies diminished the return for U.S. investors only slightly to a still-exceptional 29.2%. The markets benefited from signs that the economic slump on the continent is ending, from evidence that corporate managements are adopting a U.S.-style emphasis on adding shareholder value, and from increasing confidence that the planned adoption of the euro--a single European currency--would begin as planned in January 1999.

      The Pacific region's experience was very different. Although some emerging markets (Malaysia, Thailand, South Korea) rebounded from their lows, stock returns for the region on balance fell 8.8% in U.S.-dollar terms. Japan, by far the Pacific Rim's largest market, was beset by economic recession and dropped 10.0%, while Hong Kong fell 9.6%. Investors in Tokyo were decidedly unimpressed with the Japanese government's program for reviving the economy and dealing with the problems of the nation's banking system.

      Emerging markets, as a group, returned 5.6% in dollar terms. Gains in Greece (50.0%), Hungary (30.1%), Brazil (16.6%), and Argentina (13.7%) more than offset weakness in Asian emerging markets, most notably Indonesia (down a stunning 61.4%).

REPORT FROM THE ADVISER

The first half of fiscal 1998, which ended on April 30, was another very good period for investors. The S&P 500 Index posted an impressive return of 22.5%. Vanguard/ Windsor II's return of 21.8% almost matched that of the market and exceeded both the 19.8% return of the S&P/BARRA Value Index and the 17.9% earned by the average growth-and-income mutual fund.

      These are indeed unusual times, as stock market returns have been running at several times the historical average, and seem to improve with each successive quarter. The economy has surely helped the market with good growth. While employment is at an all-time high and the unemployment rate at its lowest level in nearly three decades, there has been almost no inflation. Nonetheless, the biggest reason for the good fortune of the stock market is the unprecedented cash flow from individuals into mutual funds. We hope that these investors truly have a long-term perspective, because equity markets are volatile.

      The market averages are difficult to beat. Many managers, acting out of self-preservation or on specific direction, have become "closet indexers." In other words, they feel obligated to replicate in their funds the S&P 500 Index's weightings in the largest issues. This approach "guarantees" that any underperformance in their other holdings does not seriously penalize overall results. With a good portion of the significant cash flow into mutual funds being funneled into index funds and "closet indexers," one result is that the biggest stocks seem to have become overpriced. The largest ten issues in the S&P 500 have a current price/earnings ratio of 35.9, a price/book ratio of 11.6, and a dividend yield of 1.1%. This compares to your Fund's P/E of 17.3 (based on forecast earnings), price/book of about 3.0, and dividend yield, before expenses, of 2.5%. Based on your Fund's definition of value, the largest S&P companies need to post significantly higher profitability and growth to justify such lofty prices.

      We have made every effort to insulate Windsor II from the adverse effects of overvaluation in case of a market reversal. Our holdings definitely do not replicate the S&P 500 Index. In fact, the top ten S&P stocks represent only 4% of the assets in your Fund versus their 19% weighting in the Index.

      We feel fortunate that Windsor II has performed well without having a significant stake in these Index-dominating companies, and we believe that your Fund's return will be superior to that of the Index at the end of this unprecedented economic expansion and market explosion.

      In the past six months, the Fund's makeup has changed somewhat. We reduced our commitment to energy stocks, in the belief that there should be a closer relationship between the price of the stocks and the price of oil. Electric utilities represent a higher percentage of the Fund now than six months ago, because this is one of the few sectors where we find high dividend yields. Several of these stocks have also had good price moves. Retail stocks have performed well, and our holdings in miscellaneous areas have increased generally for company-specific reasons.

      We believe the current makeup of the Fund will serve you well.

Barrow, Hanley, Mewhinney & Strauss, Inc.

May 12, 1998


INVESTMENT PHILOSOPHY

The Fund reflects a belief that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks with below-average price/earnings ratios, above-average dividend yields, and the prospect of above-average total return.

PERFORMANCE SUMMARY


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely, so an investment in the Fund could lose money.

WINDSOR II
TOTAL INVESTMENT RETURNS: JUNE 24, 1985-APRIL 30, 1998
-----------------------------------------------------------
                     WINDSOR II                 S&P 500
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
-----------------------------------------------------------
1985        -0.9%       1.1%         0.2%         1.8%
1986        31.2        4.4         35.6         33.2
1987        -0.6        1.5          0.9          6.4
1988        14.5        6.0         20.5         14.8
1989        19.5        5.2         24.7         26.4
1990       -21.5        4.0        -17.5         -7.5
1991        29.4        7.2         36.6         33.5
1992         7.9        4.6         12.5         10.0
1993        15.8        3.7         19.5         14.9
1994        -0.8        3.0          2.2          3.9
1995        19.2        3.9         23.1         26.4
1996        23.8        3.4         27.2         24.1
1997        28.1        3.2         31.3         32.1
1998*       20.0        1.8         21.8         22.5
-----------------------------------------------------------

*Six months ended April 30, 1998.

See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                               ---------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
                                                 -------------------------------------------------------------------------
Windsor II                                        6/24/1985     46.96%       22.06%       14.29%        4.25%      18.54%
--------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
Windsor II


This Profile provides a snapshot of the Fund's characteristics as of April 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                WINDSOR II         S&P 500
----------------------------------------------------------
Number of Stocks                       279             500
Median Market Cap                   $25.5B          $44.0B
Price/Earnings Ratio                 20.1x           24.4x
Price/Book Ratio                      3.1x            4.4x
Yield                                 2.0%            1.5%
Return on Equity                     17.1%           21.3%
Earnings Growth Rate                 13.3%           16.2%
Foreign Holdings                      1.6%            1.9%
Turnover Rate                         32%*              --
Expense Ratio                       0.40%*              --
Cash Reserves                         1.6%              --

*Annualized.


INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]


VOLATILITY MEASURES
----------------------------------------------------------
                                WINDSOR II         S&P 500

R-Squared                             0.90            1.00
Beta                                  0.86            1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------
The Chase Manhattan Corp.                         3.1%
International Business Machines Corp.             2.6
Sears, Roebuck & Co.                              2.6
GTE Corp.                                         2.5
Waste Management Inc.                             2.5
Anheuser-Busch Cos., Inc.                         2.4
BankAmerica Corp.                                 2.1
Kmart Corp.                                       2.1
Williams Cos., Inc.                               2.0
First Chicago NBD Corp.                           2.0
------------------------------------------------------
Top Ten                                          23.9%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------------------------------------------------------------
                                                               APRIL 30, 1997                   APRIL 30, 1998
                                                            -------------------------------------------------------------
                                                                 WINDSOR II            WINDSOR II               S&P 500
                                                            -------------------------------------------------------------
Auto & Transportation                                               3.5%                  5.7%                    3.2%
Consumer Discretionary                                              7.9                  12.0                     9.9
Consumer Staples                                                    7.9                   5.7                    10.4
Financial Services                                                 26.0                  25.4                    18.4
Health Care                                                         4.4                   1.7                    11.8
Integrated Oils                                                    11.1                   6.2                     6.8
Other Energy                                                        4.4                   3.2                     1.2
Materials & Processing                                              3.8                   3.1                     5.8
Producer Durables                                                   4.0                   4.6                     4.0
Technology                                                          4.3                   4.2                    12.6
Utilities                                                          12.4                  18.0                    10.2
Other                                                              10.3                  10.2                     5.7
-------------------------------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalization above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest stocks. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
April 30, 1998 (unaudited)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
WINDSOR II                                SHARES         (000)
----------------------------------------------------------------
COMMON STOCKS (92.4%)+
----------------------------------------------------------------
AUTO & TRANSPORTATION (5.3%)
   Autoliv, Inc.                         100,970   $     2,998
   Borg-Warner Automotive, Inc.           27,300         1,698
   Burlington Northern
    Santa Fe Corp.                       111,100        10,999
   CNF Transportation, Inc.               93,800         3,623
   CSX Corp.                           1,993,600       104,664
   Chrysler Corp.                     14,204,700       570,851
   Delta Air Lines, Inc.                  81,500         9,474
   Ford Motor Co.                     10,789,400       494,289
   General Motors Corp.                5,378,000       362,343
   Meritor Automotive, Inc.              139,700         3,606
   Norfolk Southern Corp.                130,100         4,350
   Southwest Airlines Co.                139,100         3,817
-  UAL Corp.                              63,600         5,545
                                                   ------------
                                                     1,578,257
                                                   ------------
CONSUMER DISCRETIONARY (11.0%)
-  Boise Cascade Office
    Products Corp.                        96,200         1,846
-  Borders Group, Inc.                    56,400         1,812
-  Boston Chicken, Inc.                  256,000         1,096
   Browning-Ferris Industries, Inc.    1,873,000        63,916
   Dayton Hudson Corp.                   136,400        11,909
   Deluxe Corp.                            6,300           211
   Dillard's Inc.                         68,800         2,520
   The Walt Disney Co.                 1,763,844       219,268
   R.R. Donnelley & Sons Co.             109,400         4,820
   Eastman Kodak Co.                   1,644,200       118,691
   Family Dollar Stores, Inc.            146,500         4,981
   Gannett Co., Inc.                   3,550,900       241,239
-  Host Marriott Corp.                    82,300         1,600
   IKON Office Solutions, Inc.           136,000         3,290
   International Game
    Technology                           144,700         4,024
-(1)Kmart Corp.                       35,372,300       616,805
   Knight Ridder                          23,000         1,341
   Lee Enterprises, Inc.                  73,300         2,295
-  MGM Grand, Inc.                        37,200         1,256
   May Department Stores Co.              49,358         3,045
   Maytag Corp.                          135,200         6,963
   The McGraw-Hill Cos., Inc.             34,000         2,633
   New York Times Co. Class A             87,400         6,200
-  Office Depot, Inc.                    193,700         6,416
-  OfficeMax, Inc.                        77,200         1,452
   Olsten Corp.                          218,700         2,993
   J.C. Penney Co., Inc.                  12,700           903
   Polaroid Corp.                         39,700         1,747
   Premark International, Inc.            85,700         2,860
-  Promus Hotel Corp.                     21,300           962
   Sears, Roebuck & Co.               13,027,700       772,706
   The Stanley Works                       9,900           507
   Time Warner, Inc.                   1,740,500       136,629
-  Toys R Us, Inc.                       123,600         3,407
   Tribune Co.                           112,200         7,405
   Wal-Mart Stores, Inc.               4,117,300       208,181
   Washington Post Co. Class B            10,200         5,347
   Waste Management Inc.              22,377,400       749,643
   Whirlpool Corp.                     1,041,900        75,017
   Wolverine World Wide, Inc.             75,300         2,174
-  Woolworth Corp.                       294,100         6,764
                                                   ------------
                                                     3,306,874
                                                   ------------
CONSUMER STAPLES (5.3%)
   Anheuser-Busch Cos., Inc.          15,492,600       709,755
   Brown-Forman Corp. Class B             15,100           855
   Campbell Soup Co.                     118,300         6,070

----------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
                                            SHARES        (000)
----------------------------------------------------------------
-  Corn Products International, Inc.        6,125   $       218
   Dean Foods Corp.                       132,900         6,230
   General Mills, Inc.                     66,900         4,520
   H.J. Heinz Co.                       2,502,500       136,386
   Imperial Tobacco Group ADR          12,448,100       175,829
   Kellogg Co.                             27,500         1,134
-  The Kroger Co.                         124,300         5,205
   PepsiCo, Inc.                        4,015,300       159,357
   Philip Morris Cos., Inc.             7,589,300       283,176
   RJR Nabisco Holdings Corp.             286,100         7,957
   Sara Lee Corp.                       1,367,200        81,434
-  Vlasic Foods International, Inc.        11,830           273
   Weis Markets, Inc.                         500            18
                                                    ------------
                                                      1,578,417
                                                    ------------

FINANCIAL SERVICES (23.4%)
   H.F. Ahmanson & Co.                  5,286,800       403,119
   Allstate Corp.                       5,815,622       559,754
   American Express Co.                 4,299,508       438,550
   American International
    Group, Inc.                         2,678,287       352,362
   AmSouth Bancorp                        138,200         8,620
   Aon Corp.                            3,731,875       240,706
   Associates First Capital Corp.       3,444,411       257,470
   BB&T Corp.                              29,300         1,970
   Banc One Corp.                       1,944,030       114,333
   The Bank of New York Co., Inc.          55,800         3,296
   BankAmerica Corp.                    7,421,146       630,797
   BankBoston Corp.                       116,000        12,521
   Bankers Trust Corp.                     11,700         1,511
   Bear Stearns Co., Inc.                  55,600         3,173
   CIGNA Corp.                              2,500           517
-  CNA Financial Corp.                     16,600         2,456
   Capital One Financial Corp.             10,200           980
   The Chase Manhattan Corp.            6,708,928       929,606
   The Chubb Corp.                      1,167,000        92,120
   Citicorp                               200,400        30,160
   Comerica, Inc.                         130,950         8,765
   Conseco Inc.                           146,600         7,275
   Countrywide Credit
    Industries, Inc.                      105,000         5,079
   Duke Realty Investments,
    Inc. REIT                              11,700           279
   The Dun & Bradstreet Corp.              73,800         2,620
   A.G. Edwards & Sons, Inc.              186,350         8,386
   The Equitable Cos.                     123,200         7,561
   Everest Reinsurance
    Holdings, Inc.                         92,400         3,812
   Fannie Mae                           5,365,800       321,277
   First Chicago NBD Corp.              6,470,771       600,973
   First Empire State Corp.                 5,300         2,703
   First Union Corp.                      145,882         8,808
   Firstar Corp.                           38,700         1,444
   Fleet Financial Group, Inc.             29,100         2,514
   General Re Corp.                         6,300         1,408
   Green Point Financial Corp.            152,800         6,064
   The Hartford Financial Services
    Group Inc.                            103,900        11,507
   Huntington Bancshares Inc.               1,200            43
   KeyCorp                                 25,500         1,012
   Lehman Brothers Holdings, Inc.           8,200           583
   Loews Corp.                              2,900           290
   MBIA, Inc.                              46,300         3,455
   Mellon Bank Corp.                       16,500         1,188
   Mercury General Corp.                   10,100           654
   Merrill Lynch & Co., Inc.               55,100         4,835
   The Money Store                        181,200         5,957
   J.P. Morgan & Co., Inc.                 27,000         3,544
   Morgan Stanley Dean
    Witter & Co.                        2,141,700       168,927
   National City Corp.                     12,400           859
   NationsBank Corp.                      434,387        32,905
   Northern Trust Corp.                    31,572         2,305
   Norwest Corp.                          409,900        16,268
   Old Republic International Corp.        59,800         2,706
   The PMI Group Inc.                      48,300         3,924
   PNC Bank Corp.                       9,719,300       587,410
   Providian Financial Corp.              129,100         7,770
   Regions Financial Corp.                 24,800         1,082
   St. Paul Cos., Inc.                     83,924         7,113
   Star Banc Corp.                         30,800         1,946
   State Street Corp.                     159,700        11,419
   Summit Bancorp.                        162,800         8,160
   SunTrust Banks, Inc.                    53,200         4,332
   Transatlantic Holdings, Inc.            15,800         1,214
   Travelers Property
    Casualty Corp.                        113,800         4,780
   Travelers Group Inc.                 6,742,837       412,577
-  UICI                                   199,200         5,777
   U.S. Bancorp                            67,500         8,573
   UnionBanCal Corp.                       61,426         6,327
   Valley National Bancorp                 51,100         2,050
   Wachovia Corp.                          16,100         1,367
   Washington Mutual, Inc.              4,270,500       299,202
   Wells Fargo & Co.                      732,700       270,000
   Zions Bancorp                           38,600         1,973
                                                    ------------
                                                      6,977,023
                                                    ------------
HEALTH CARE (1.6%)
   Abbott Laboratories                     78,800         5,762
   Aetna Inc.                           1,206,000        97,460
   American Home Products Corp.         2,177,700       202,798
   Becton, Dickinson & Co.                 96,600         6,726
   Bristol-Myers Squibb Co.             1,282,700       135,806
   Pharmacia & Upjohn, Inc.                63,100         2,654
-  Tenet Healthcare Corp.                 251,900         9,431
   United Healthcare Corp.                119,300         8,381
-  Wellpoint Health Networks Inc.
    Class A                                76,500         5,518
                                                    ------------
                                                        474,536
                                                    ------------
INTEGRATED OILS (5.7%)
   Amoco Corp.                          8,414,000       372,320
   Ashland, Inc.                          109,600         5,795
   Atlantic Richfield Co.               1,267,200        98,842
   Chevron Corp.                          226,700        18,745
   Enron Corp.                            185,700         9,134
   Exxon Corp.                          6,401,500       466,909
   Mobil Corp.                          1,832,700       144,783
   Murphy Oil Corp.                        42,500         2,186
   Phillips Petroleum Co.               7,233,000       358,486
   Royal Dutch Petroleum
    Co. ADR                             3,532,600       199,813
   Sun Co., Inc.                          138,800         5,613

----------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
WINDSOR II                                 SHARES         (000)
----------------------------------------------------------------
   Texaco Inc.                            165,500   $    10,178
   USX-Marathon Group                     163,100         5,841
                                                    ------------
                                                      1,698,645
                                                    ------------
OTHER ENERGY (3.0%)
-  BJ Services Co.                         23,000           863
-  CalEnergy Co.                          183,300         5,980
   Camco International, Inc.               41,100         2,790
-  EVI Inc.                                19,200         1,022
(1)Occidental Petroleum Corp.          18,042,900       531,138
   Schlumberger Ltd.                    3,837,800       318,058
   Tidewater, Inc.                        140,100         5,551
   Tosco Corp.                            175,000         6,234
-  Western Atlas, Inc.                     78,600         6,209
                                                    ------------
                                                        877,845
                                                    ------------
MATERIALS & PROCESSING (2.9%)
   Alumax, Inc.                             8,900           439
   Archer-Daniels-Midland Co.             409,500         8,804
   Centex Corp.                            25,200           876
   Champion International Corp.            48,300         2,599
   Crompton & Knowles Corp.                63,800         1,910
   Dow Chemical Co.                       108,000        10,442
   E.I. du Pont de Nemours & Co.          453,300        33,006
   Eastman Chemical Co.                 1,132,050        77,828
   Ethyl Corp.                            203,700         1,553
   Fort James Corp.                     3,349,200       166,204
   The Timber Co.                          77,500         1,986
   The BFGoodrich Co.                     122,600         6,597
   International Paper Co.                 12,400           647
   Johns Manville Corp.                   111,500         1,819
   Kimberly-Clark Corp.                 1,058,200        53,704
   Lafarge Corp.                           41,100         1,644
(1)Millennium Chemicals Inc.            6,571,242       235,743
   PPG Industries, Inc.                   140,800         9,953
   Pentair, Inc.                          144,000         6,228
   Phelps Dodge Corp.                     114,000         7,652
   Reynolds Metals Co.                     24,900         1,643
   Sonoco Products Co.                     28,600         1,149
   USG Corp.                               35,000         1,798
   USX-U.S. Steel Group                   110,300         4,316
(1)Witco Chemical Corp.                 5,431,800       215,235
                                                    ------------
                                                        853,775
                                                    ------------
PRODUCER DURABLES (4.3%)
   AGCO Corp.                             181,000         4,842
   The Boeing Co.                          22,800         1,141
   Case Corp.                             102,100         6,490
   Caterpillar, Inc.                      252,600        14,382
   Cummins Engine Co., Inc.                81,200         4,415
   Deere & Co.                            161,700         9,449
   Emerson Electric Co.                    37,100         2,360
-  General Semiconductor, Inc.            252,500         3,456
(1)Honeywell, Inc.                      6,336,200       590,059
   Lockheed Martin Corp.                   63,500         7,072
   Mark IV Industries, Inc.               231,200         4,870
   Northrop Grumman Corp.                  11,900         1,258
   Pitney Bowes, Inc.                     166,000         7,968
   Tecumseh Products Co. Class A          109,100         5,496
   Tektronix, Inc.                         66,300         2,851
   Thiokol Corp.                          122,200         6,584
   Thomas & Betts Corp.                   138,800         8,102
   United Technologies Corp.               70,400         6,930
   Xerox Corp.                          5,166,421       586,389
                                                    ------------
                                                      1,274,114
                                                    ------------
TECHNOLOGY (3.9%)
   Computer Sciences Corp.                 40,000         2,110
-  DSC Communications Corp.               125,100         2,252
   Electronic Data Systems Corp.        7,953,600       342,005
   International Business
    Machines Corp.                      6,689,100       775,100
-  Jabil Circuit, Inc.                    121,600         4,271
-  National Semiconductor Corp.            57,200         1,258
   Rockwell International Corp.           141,800         7,932
-  Storage Technology Corp.               112,100         9,465
-  Tech Data Corp.                         40,300         2,010
                                                    ------------
                                                      1,146,403
                                                    ------------
UTILITIES (16.7%)
   AT&T Corp.                           1,884,000       113,158
   Ameren Corp.                           179,100         7,097
   American Electric Power
    Co., Inc.                           5,957,800       284,485
   American Water Works Co., Inc.          42,500         1,272
   Ameritech Corp.                        520,700        22,162
   Baltimore Gas & Electric Co.           195,600         6,161
   Bell Atlantic Corp.                    351,718        32,908
   BellSouth Corp.                        280,500        18,005
   Boston Edison Co.                       31,000         1,263
   CMS Energy Corp.                       176,600         7,715
(1)Central & South West Corp.          10,690,300       278,616
   Century Telephone
    Enterprises, Inc.                       2,400           102
   Consolidated Edison Inc.               200,000         9,050
   DTE Energy Co.                         218,900         8,578
   Duke Energy Corp.                    2,008,200       116,225
(1)Entergy Corp.                       22,583,700       561,770
   FPL Group, Inc.                        165,100        10,247
   FirstEnergy Corp.                    9,639,277       291,588
   GPU, Inc.                              199,700         7,913
   GTE Corp.                           12,918,700       754,937
   Houston Industries, Inc.            10,869,900       315,906
   IPALCO Enterprises, Inc.                42,200         1,838
   Kansas City Power & Light Co.           13,700           408
   MCI Communications Corp.                98,600         4,961
   New York State Electric &
    Gas Corp.                             191,500         7,995
   PacifiCorp                             100,000         2,325
   Pinnacle West Capital Corp.            109,000         4,823
   Public Service Enterprise
    Group, Inc.                         4,521,200       151,743
   SBC Communications Inc.             13,944,198       577,813
   Southern Co.                            77,900         2,064
   Sprint Corp.                            80,500         5,499
   Texas Utilities Co.                    232,200         9,288
-  U.S. Cellular Corp.                    205,400         6,727
   U S WEST Communications
    Group                              11,244,000       593,121
-  U S WEST Media Group                    54,800         2,069
   UtiliCorp United, Inc.                 147,200         5,538
(1)Williams Cos., Inc.                 19,273,646       609,529
-  WorldCom, Inc.                       2,852,800       122,046
                                                    ------------
                                                      4,956,945
                                                    ------------

----------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
                                           SHARES         (000)
----------------------------------------------------------------
OTHER (9.3%)
   Brunswick Corp.                         91,800   $     2,984
   CBS Corp.                            9,404,900       335,050
   Crane Co.                               61,300         3,299
(1)Dresser Industries, Inc.            10,479,000       554,077
   Foster Wheeler Corp.                    71,800         1,988
   General Electric Co.                 2,727,000       232,136
   Hanson PLC ADR                       4,528,550       134,158
(1)ITT Industries, Inc.                 8,282,100       301,779
   Minnesota Mining &
    Manufacturing Co.                   1,302,700       122,942
   National Service Industries, Inc.        1,800            97
   Raytheon Co. Class B                 8,978,400       508,963
(1)Tenneco, Inc.                       13,013,800       560,407
-  Thermo Electron Corp.                   25,000           995
                                                    ------------
                                                      2,758,875
                                                    ------------
----------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $17,286,864)                                27,481,709
----------------------------------------------------------------
                                             FACE
                                           AMOUNT
                                            (000)
----------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.3%)
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.
   5.43%, 5/27/1998                    $   58,000        57,773
   5.44%, 5/22/1998                       125,000       124,603
   5.486%, 5/29/1998                       67,000        66,717
   5.497%, 6/19/1998                       89,652        88,991
   5.515%, 6/30/1998                       15,521        15,381
Federal National Mortgage Assn.
   5.44%, 5/13/1998                       125,000       124,773
U.S. Treasury Bills
(2)4.97%, 7/23/1998                        62,000        61,301
(2)5.03%, 7/9/1998                          5,000         4,953
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.51%, 5/1/1998                      2,241,878     2,241,878
   5.52%, 5/1/1998--Note F                  4,443         4,443
----------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $2,790,800)                                  2,790,813
----------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
   (COST $20,077,664)                                30,272,522
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.7%)
----------------------------------------------------------------
Other Assets--Note C                                $   172,904
Liabilities--Note F                                    (690,484)
                                                    ------------
                                                       (517,580)
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
Applicable to 910,134,341 outstanding
   $.01 par value shares
   (authorized 1,150,000,000 shares)                $29,754,942
================================================================

NET ASSET VALUE PER SHARE                                $32.69
================================================================

 *  See Note A in Notes to Financial Statements.

 -  Non-Income-Producing Security.

 + The combined market value of common stocks and index futures contracts represents 98.4% of net assets. See
    Note E in Notes to Financial Statements.

(1) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $5,055,158,000.

(2) Securities with an aggregate value of $66,254,000 have been segregated as initial margin for open futures contracts.

ADR-- American Depositary Receipt.

REIT-- Real Estate Investment Trust.

----------------------------------------------------------------
AT APRIL 30, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                           AMOUNT           PER
                                            (000)         SHARE
----------------------------------------------------------------
Paid in Capital                       $18,095,909        $19.88
Undistributed Net
 Investment Income                        161,285           .18
Accumulated Net
 Realized Gains                         1,238,775          1.36
Unrealized Appreciation--
 Note E
 Investment Securities                 10,194,858         11.20
 Futures Contracts                         64,115           .07
----------------------------------------------------------------
NET ASSETS                            $29,754,942        $32.69
================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              WINDSOR II
                                                                                         SIX MONTHS ENDED APRIL 30, 1998
                                                                                                                   (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                                                $  266,750
    Interest                                                                                                      53,882
                                                                                                             ------------
        Total Income                                                                                             320,632
                                                                                                             ------------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                                                 16,150
        Performance Adjustment                                                                                     2,910
    The Vanguard Group--Note C
        Management and Administrative                                                                             28,509
        Marketing and Distribution                                                                                 2,926
    Taxes (other than income taxes)                                                                                  942
    Custodian Fees                                                                                                    23
    Auditing Fees                                                                                                     14
    Shareholders' Reports                                                                                            246
    Annual Meeting and Proxy Costs                                                                                   224
    Directors' Fees and Expenses                                                                                      25
                                                                                                             ------------
        Total Expenses                                                                                            51,969
        Expenses Paid Indirectly--Note C                                                                          (1,118)
                                                                                                             ------------
        Net Expenses                                                                                              50,851
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                            269,781
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold*                                                                                1,104,053
    Futures Contracts                                                                                            134,080
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                              1,238,133
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                      3,529,811
    Futures Contracts                                                                                             65,300
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                               3,595,111
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $5,103,025
=========================================================================================================================

*Dividend income and realized net gain from affiliated companies were $50,291,000 and $102,674,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WINDSOR II
                                                                                      -----------------------------------
                                                                                         SIX MONTHS                 YEAR
                                                                                              ENDED                ENDED
                                                                                      APR. 30, 1998        OCT. 31, 1997
                                                                                              (000)                (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                             $     269,781       $      465,699
    Realized Net Gain                                                                     1,238,133            1,698,039
    Change in Unrealized Appreciation (Depreciation)                                      3,595,111            2,753,749
                                                                                      -----------------------------------
        Net Increase in Net Assets Resulting from Operations                              5,103,025            4,917,487
                                                                                      -----------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                  (355,934)            (410,609)
    Realized Capital Gain                                                                (1,694,592)            (716,881)
                                                                                      -----------------------------------
        Total Distributions                                                              (2,050,526)          (1,127,490)
                                                                                      -----------------------------------
CAPITAL SHARE TRANSACTIONS1
    Issued                                                                                3,825,963            5,466,998
    Issued in Lieu of Cash Distributions                                                  1,968,837            1,087,312
    Redeemed                                                                             (1,660,217)          (2,534,333)
                                                                                      -----------------------------------
        Net Increase from Capital Share Transactions                                      4,134,583            4,019,977
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                        7,187,082            7,809,974
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                  22,567,860           14,757,886
                                                                                      -----------------------------------
    End of Period                                                                       $29,754,942          $22,567,860
=========================================================================================================================

1Shares Issued (Redeemed)
    Issued                                                                                  126,264              205,712
    Issued in Lieu of Cash Distributions                                                     70,040               45,084
    Redeemed                                                                                (54,856)             (95,875)
                                                                                      -----------------------------------
        Net Increase in Shares Outstanding                                                  141,448              154,921
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------------------------
                                                                                      WINDSOR II
                                                                                YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED       ------------------------------------------------------------
THROUGHOUT EACH PERIOD                  APRIL 30, 1998        1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $29.36      $24.04       $20.06       $17.33       $17.98       $15.75
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                          .32         .64          .62          .58          .55          .50
    Net Realized and Unrealized Gain (Loss)
        on Investments                            5.66        6.47         4.63         3.17         (.19)        2.47
                                               --------------------------------------------------------------------------
        Total from Investment Operations          5.98        7.11         5.25         3.75          .36         2.97
                                               --------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income          (.46)       (.63)        (.58)        (.55)        (.51)        (.52)
    Distributions from Realized Capital Gains    (2.19)      (1.16)        (.69)        (.47)        (.50)        (.22)
                                               --------------------------------------------------------------------------
        Total Distributions                      (2.65)      (1.79)       (1.27)       (1.02)       (1.01)        (.74)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $32.69      $29.36       $24.04       $20.06       $17.33       $17.98
=========================================================================================================================

TOTAL RETURN                                    21.84%      31.27%       27.17%       23.08%        2.22%       19.51%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)       $29,755     $22,568      $14,758      $10,272       $8,246       $7,486
    Ratio of Total Expenses to
        Average Net Assets                      0.40%*       0.37%        0.39%        0.40%        0.39%        0.39%
    Ratio of Net Investment Income to
        Average Net Assets                      2.10%*       2.49%        2.92%        3.27%        3.26%        3.11%
    Portfolio Turnover Rate                       32%*         30%          32%          30%          24%          26%
    Average Commission Rate Paid                $.0500      $.0523       $.0483          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard/Windsor II is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

      2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. FUTURES: The Fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, Inc.; and Tukman Capital Management, Inc., provide investment advisory services to the Fund for fees calculated at an annual percentage rate of average net assets. The basic fees thus computed for Barrow, Hanley, Mewhinney & Strauss, Inc., are subject to quarterly adjustments based on performance relative to the S&P/BARRA Value Index; such fees for Equinox Capital Management, Inc., are subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index; such fees for Tukman Capital Management, Inc., are subject to quarterly adjustments based on performance relative to the S&P 500 Index.

      The Vanguard Group provides investment advisory services to a portion of the Fund on an at-cost basis; the Fund paid Vanguard advisory fees of $132,000 for the six months ended April 30, 1998.

      For the six months ended April 30, 1998, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of average net assets before an increase of $2,910,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At April 30, 1998, the Fund had contributed capital of $1,653,000 to Vanguard (included in Other Assets), representing 8.3% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

      Vanguard has asked the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the six months ended April 30, 1998, these arrangements reduced the Fund's expenses by $1,118,000 (an annual rate of 0.01% of average net assets).

D. During the six months ended April 30, 1998, the Fund purchased $5,777,220,000 of investment securities and sold $3,847,178,000 of investment securities, other than temporary cash investments.

E. At April 30, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $10,194,858,000, consisting of unrealized gains of $10,301,416,000 on securities that had risen in value since their purchase and $106,558,000 in unrealized losses on securities that had fallen in value since their purchase.

      At April 30, 1998, the aggregate settlement value of open futures contracts expiring in June 1998 and the related unrealized appreciation were:

            -----------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                       ------------------------------------
                                                                          AGGREGATE
                                                   NUMBER OF             SETTLEMENT            UNREALIZED
            FUTURES CONTRACTS                   LONG CONTRACTS              VALUE             APPRECIATION
            -----------------------------------------------------------------------------------------------
            S&P 500 Index                            5,829               $1,630,954              $55,697
            S&P MidCap 400 Index                       874                  164,836                8,418
            -----------------------------------------------------------------------------------------------

F. The market value of securities on loan to brokers/dealers at April 30, 1998, was $3,352,000, for which the Fund held cash collateral of $4,443,000. Cash collateral received is invested in repurchase agreements.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


    "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell
         Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of
                              Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS

Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Mid Capitalization Stock
    Portfolio
   Small Capitalization Growth
    Stock Portfolio
   Small Capitalization Stock
    Portfolio
   Small Capitalization Value
    Stock Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
    Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
    Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II


MONEY MARKET FUNDS

Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio


BOND FUNDS

Admiral Funds
  Intermediate-Term U.S.
    Treasury Portfolio
  Long-Term U.S. Treasury
    Portfolio
  Short-Term U.S. Treasury
    Portfolio
Bond Index Fund
  Intermediate-Term Bond
    Portfolio
  Long-Term Bond Portfolio
  Short-Term Bond Portfolio
  Total Bond Market Portfolio
Fixed Income Securities Fund
  GNMA Portfolio
  High Yield Corporate Portfolio
  Intermediate-Term Corporate
    Portfolio
  Intermediate-Term U.S.
    Treasury Portfolio
  Long-Term Corporate
    Portfolio
  Long-Term U.S. Treasury
    Portfolio
  Short-Term Corporate
    Portfolio
  Short-Term Federal Portfolio
  Short-Term U.S. Treasury
    Portfolio
Municipal Bond Fund
  High-Yield Portfolio
  Insured Long-Term Portfolio
  Intermediate-Term Portfolio
  Limited-Term Portfolio
  Long-Term Portfolio
  Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
  (CA, FL, NJ, NY, OH, PA)


BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
Horizon Fund
  Global Asset Allocation
   Portfolio
LifeStrategy Portfolios
  Conservative Growth
   Portfolio
  Growth Portfolio
  Income Portfolio
  Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
  Balanced Portfolio
Wellesley Income Fund
Wellington Fund


Q732-4/1998

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Corporation, Distributor.
All rights reserved.

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1-800-523-1036

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and should be read carefully before you invest or send money. Prospectuses can
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